                                                                    EXHIBIT 99.2

                         FORM OF LETTER OF TRANSMITTAL

     TO ACCOMPANY CERTIFICATES REPRESENTING COMMON STOCK OF DUNDEE MILLS, INCORPORATED WHEN SUBMITTED IN CONNECTION WITH THE MERGER OF DUNDEE MILLS, INCORPORATED WITH DUNDEE ACQUISITION CORP., A WHOLLY-OWNED SUBSIDIARY OF SPRINGS INDUSTRIES, INC.

     This Letter of Transmittal ("Letter of Transmittal"), properly completed and signed in accordance with the instructions provided with this Letter of Transmittal, together with the certificates for all of the shares of common stock of Dundee Mills, Incorporated ("Dundee") held by the party completing this Letter of Transmittal, must be received by Wachovia Bank of North Carolina, N.A. (the "Exchange Agent") at the appropriate address set forth below. If a Cash Election is being made, the completed Letter of Transmittal with the holder's Dundee stock certificates must be received by the Exchange Agent no later than
the close of business on                  , 1995.

                By Regular Mail to:                               By Hand Delivery to:
       Wachovia Bank of North Carolina, N.A.              Wachovia Bank of North Carolina, N.A.
            Corporate Trust Department                         Corporate Trust Department
                   P.O. Box 3001                            Wachovia East Building, 2nd Floor
              Winston-Salem, NC 27102                            301 North Church Street
                                                                 Winston-Salem, NC 27101

                           By Overnight Delivery to:

                     Wachovia Bank of North Carolina, N.A.
                           Corporate Trust Department
                       Wachovia East Building, 2nd Floor
                            301 North Church Street
                            Winston-Salem, NC 27101

     If you have any questions concerning this Letter of Transmittal, please contact the Exchange Agent at (800) 633-4236.

     Enclosed are the following certificates representing the common stock, $25.00 par value, of Dundee ("Dundee Common Stock"), which are surrendered for payment pursuant to the Agreement and Plan of Merger, dated as of February 6, 1995, as amended (the "Merger Agreement") among Springs Industries, Inc., a South Carolina corporation ("Springs"), Dundee Acquisition Corp., a Georgia corporation and a wholly-owned subsidiary of Springs ("Subcorp"), and Dundee, a Georgia corporation, pursuant to which Dundee will become a wholly-owned subsidiary of Springs through a merger of Dundee and Subcorp:

                        BOX A: CERTIFICATES SURRENDERED

     (Please list in Box A all the certificates representing Dundee Common Stock that you hold (all of which should be submitted with this Letter of Transmittal) regardless of how many, if any, are covered by a Cash Election. (If there is not enough space below to list all of your certificates, see Attachment A.) Use Box B to specify how many shares, if any, are covered by a Cash Election. A separate Letter of Transmittal should be submitted for shares registered in different names. (See General Instruction 2.)

- --------------------------------------------------------------------------------------------------------
        NAME(S)AND ADDRESS OF REGISTERED HOLDER(S)
        (PLEASE FILL IN OR MAKE CORRECTIONS NEEDED
                   IF LABEL IS AFFIXED)                               CERTIFICATES ENCLOSED
- --------------------------------------------------------------------------------------------------------
                                                              CERTIFICATE NO.         NO. OF SHARES
                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------
                                                               TOTAL SHARES
- --------------------------------------------------------------------------------------------------------

     The undersigned represents and warrants (and if more than one, each undersigned represents and warrants jointly and severally) that the undersigned has full power and authority to assign and transfer the certificates surrendered and that the transferee (either Subcorp or Dundee, as the surviving corporation in the Merger) will acquire good title to such certificates, free and clear of all liens, restrictions, charges, encumbrances, pledges, security interests, or other obligations affecting the assignment or transfer of the certificates and will not be subject to any adverse claim. All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive the death or incapacity of the undersigned and any obligation of the undersigned under this Letter of Transmittal shall be binding upon successors, assigns, heirs, executors, administrators, and legal representatives of the undersigned.

     Upon request, the undersigned agrees to execute and deliver any additional documents deemed necessary or desirable by the Exchange Agent to complete the exchange of the certificates. If required by General Instruction 4, the certificates submitted with this Letter of Transmittal are duly endorsed in blank or otherwise in a form acceptable for transfer on the books of Dundee.

     Subject to the terms, conditions and limitations set forth in the Merger Agreement and the terms, conditions and limitations specified in the Instructions for this Letter of Transmittal, the undersigned elects to receive in exchange for the number of shares of Dundee Common Stock submitted with this Letter of Transmittal as to which the Cash Election is made below, and authorizes and instructs you, as Exchange Agent, to deliver in exchange for such shares, a check in an amount equal to $2,525.00 multiplied by the number of shares of Dundee Common Stock covered by such Cash Election, or, in the event of proration, in the amount, if any, computed in accordance with Instruction C. For all other shares submitted herewith, the undersigned authorizes and instructs you, as Exchange Agent, to deliver in exchange for such shares the Merger Consideration payable for shares of Dundee Common Stock as to which a Cash Election has not been made.

                           BOX B: CASH ELECTION FORM
- --------------------------------------------------------------------------------
   IF YOU ARE NOT MAKING A CASH ELECTION AS TO ANY OF YOUR SHARES OF DUNDEE
   COMMON STOCK, YOU SHOULD NOT COMPLETE THIS CASH ELECTION FORM

   If you are making a Cash Election, check only one of the boxes below and, if the second box is checked, fill in the numbers as indicated:

          Please read carefully Instructions A through F, pertaining to Cash Elections

          / / The Cash Election is made as to all of the shares of Dundee Common Stock represented by the certificate(s) submitted with this Letter of Transmittal.

          / / The Cash Election is made only as to some of the shares of Dundee Common Stock represented by the certificate(s) submitted with this Letter of Transmittal, as follows:

                                                 NO. SHARES AS TO
                     NO. SHARES REPRESENTED     WHICH CASH ELECTION
CERTIFICATE NO.          BY CERTIFICATE               IS MADE
- ----------------     ----------------------     -------------------
- ----------------     ----------------------     -------------------
- ----------------     ----------------------     -------------------
- ----------------     ----------------------     -------------------
- ----------------     ----------------------     -------------------
- ----------------     ----------------------     -------------------

        For information as to the federal income tax consequences of the Cash Election, see "Tax Consequences" in the Proxy Statement and Prospectus.
- --------------------------------------------------------------------------------

     Except as otherwise requested in the "Special Payment Instructions" or the "Special Delivery Instructions" below, the undersigned requests that the check for any cash payment and the stock certificate for any shares of Springs Class A Stock to which the undersigned is entitled be made payable to the order of and registered in the name of, and be delivered to the registered holder(s) set forth in Box A above at the address set forth in Box A above.

     NOTE: If you want to give Special Payment Instructions or Special Delivery Instructions with respect to more than one person or entity, complete Attachment B.

                     BOX C -- SPECIAL PAYMENT INSTRUCTIONS

  Fill in ONLY if the check or certificates are to be issued in a name OTHER than the name appearing in Box A above. (If this Box C is filled in, then unless otherwise indicated in Box D, any check or certificates for the shares specified below will be mailed to the address indicated in this Box C.)

  Amount of cash covered by these Special Payment Instructions: $
                                       OR

  Number of shares Covered by these Special Payment Instructions:

                            Register in the name of

Name
- ----------------------------------------------
                                    (PLEASE PRINT)

Address
- --------------------------------------------

- ------------------------------------------------------
                                                         (ZIP CODE)

- ------------------------------------------------------
                         SOCIAL SECURITY OR TIN NUMBER
                             OF PERSON NAMED ABOVE

                     BOX D -- SPECIAL DELIVERY INSTRUCTIONS

  Fill in ONLY if the check or certificates are to be sent to an address OTHER than the address appearing in Box A above or, if Box C is filled in, to an address OTHER than the address appearing in Box C.

  Amount of cash covered by these Special Delivery Instructions: $

                                       OR

  Number of shares Covered by these Special Delivery Instructions:

                              Mail or deliver to:

Name
- ----------------------------------------------
                                    (PLEASE PRINT)

Address
- --------------------------------------------

- ------------------------------------------------------
                                                         (ZIP CODE)

  Please indicate whether these Special Delivery Instructions apply to the
shares covered in Box C (Yes        No   ) or only to shares covered in Box A
(Yes        No   ).

     THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS RECEIVED
AND READ THE PROXY STATEMENT AND PROSPECTUS DATED           , 1995 OF SPRINGS
AND DUNDEE RELATING TO THE MERGER. Additional copies of the Proxy Statement and Prospectus may be obtained from Springs (at 205 North White Street, P.O. Box 70, Fort Mill, South Carolina 29715 Attention: C. Powers Dorsett, Vice
President - General Counsel and Secretary) or from Dundee (at 301 Railroad Avenue, Griffin, Georgia 30224 Attention: Douglas R. Tingle, Secretary).

- --------------------------------------------------------------------------------
                                   SIGN HERE
                     (Please complete Substitute Form W-9)

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

   Dated:
   --------------------------------------------------------------------------

   (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s), or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by an agent, trustee, executor, administrator, guardian, attorney, or others acting in a fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, please set forth full title and furnish appropriate supporting evidence. (See General Instructions 2, 4 and 5).

   Name(s)
   --------------------------------------------------------------------------

         --------------------------------------------------------------------
                                    (PLEASE PRINT)

   Capacity (Full Title)
   --------------------------------------------------------------------------

   Address
   --------------------------------------------------------------------------

       ----------------------------------------------------------------------

       ----------------------------------------------------------------------
                                 (INCLUDE ZIP CODE)

   (Area Code and Daytime
   Telephone Number) (    )
   --------------------------------------------------------------------------

   (Tax Identification or
   Social Security Number)
   --------------------------------------------------------------------------
                                    (SEE SUBSTITUTE FORM W-9)

                         MEDALLION SIGNATURE GUARANTEE

                          SIGNATURE(S) GUARANTEED BY:
     NOTE: Signature Guarantee is required only when General Instruction 4 applies.
      If the first sentence of General Instruction 3 applies, no Signature
                              Guarantee is needed.

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
- --------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                       ---------------------------------------------------------------------------------------------
 FORM W-9                         Name
                                  ---------------------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY       Address (number and street)
 INTERNAL REVENUE SERVICE         ---------------------------------------------------------------------------------------------
 REQUEST FOR TAXPAYER             City, State and ZIP Code
 IDENTIFICATION NUMBER (TIN)      ---------------------------------------------------------------------------------------------
 AND CERTIFICATION
                                  PART I -- ENTER YOUR TIN                       Social Security Number or
                                  IN THE BOX AT RIGHT                            Employer Identification Number
                                  ---------------------------------------------------------------------------------------------

                                  PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                                  (SEE GENERAL INSTRUCTION 7)
                                  ---------------------------------------------------------------------------------------------

                                   CERTIFICATION -- Under Penalties of Perjury, I certify that:
                                   1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
                                   2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) the
                                      Internal Revenue Service has notified me that I am no longer subject to backup withholding.
                                   CERTIFICATION INSTRUCTIONS -- You must cross out item 2 if you have been notified by the
                                   Internal Revenue Service that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.
                                   -------------------------------------                  -------------------------------------
                                   SIGNATURE                                         DATE
- ------------------------------------------------------------------------------------------------------------------------------

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
                WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.

                                  ATTACHMENT A

     This is a continuation of Box A on page 2. YOU DO NOT NEED TO COMPLETE THIS UNLESS THERE WAS NOT ENOUGH ROOM ON PAGE 2 TO LIST ALL OF YOUR STOCK CERTIFICATES.

                CONTINUATION OF BOX A: CERTIFICATES SURRENDERED

- --------------------------------------------------------------------------------------------------------
        NAME(S)AND ADDRESS OF REGISTERED HOLDER(S)
                     (PLEASE FILL IN)                                 CERTIFICATES ENCLOSED
- --------------------------------------------------------------------------------------------------------
                                                              CERTIFICATE NO.         NO. OF SHARES
                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------

                                                          ----------------------------------------------
                                                               TOTAL SHARES
- --------------------------------------------------------------------------------------------------------

                                  ATTACHMENT B

     Boxes C and D from page 4 are duplicated below in case there was not enough room on page 4. YOU DO NOT NEED TO COMPLETE THIS UNLESS YOU WANT TO PROVIDE MORE THAN ONE SET OF SPECIAL PAYMENT INSTRUCTIONS OR SPECIAL DELIVERY INSTRUCTIONS.

                     BOX C -- SPECIAL PAYMENT INSTRUCTIONS

  Fill in ONLY if the check or certificates are to be issued in a name OTHER than the name appearing in Box A above. (If this Box C is filled in, then unless otherwise indicated in Box D, any check or certificates for the shares specified below will be mailed to the address indicated in this Box C.)

  Amount of cash covered by these Special Payment Instructions: $

                                       OR

  Number of shares Covered by these Special Payment Instructions:

                            Register in the name of

Name
- ----------------------------------------------
                                    (PLEASE PRINT)

Address
- --------------------------------------------

- ------------------------------------------------------
                                                         (ZIP CODE)

- ------------------------------------------------------
                         SOCIAL SECURITY OR TIN NUMBER
                             OF PERSON NAMED ABOVE

                     BOX D -- SPECIAL DELIVERY INSTRUCTIONS

  Fill in ONLY if delivery of the check or certificates are to be sent to an address OTHER than the address appearing in Box A above or, if Box C is filled in, to an address OTHER than the address appearing in Box C.

  Amount of cash covered by these Special Delivery Instructions: $

                                       OR

Number of Shares Covered by these Special Delivery Instructions: $

                              Mail or deliver to:

Name
- ----------------------------------------------
                                    (PLEASE PRINT)

Address
- --------------------------------------------

- ------------------------------------------------------
                                                         (ZIP CODE)

  Please indicate whether these Special Delivery Instructions apply to the
shares listed in Box C on this page (Yes        No   ) or on page 4
(Yes        No   ) or only to shares listed in Box A (Yes        No   ).

                                  ATTACHMENT C

                          INSTRUCTIONS FOR COMPLETING
                      NOTICE OF LOST STOCK CERTIFICATE(S)

IMPORTANT: THE NOTICE ON THE FOLLOWING PAGE SHOULD BE COMPLETED ONLY BY SHAREHOLDERS WITH LOST, STOLEN OR DESTROYED CERTIFICATE(S). IF YOUR CERTIFICATE(S) ARE NOT LOST, STOLEN OR DESTROYED, STOP HERE AND DO NOT COMPLETE THIS ATTACHMENT C.

     If any certificates representing shares of Dundee Common Stock that you are submitting with this Letter of Transmittal have been lost, stolen or destroyed, you will need to complete the Notice of Lost Stock Certificate(s) ("Notice") on the following page and will need to return the Notice, along with your properly completed Letter of Transmittal and any certificate(s) representing shares of Dundee Common Stock you are submitting at this time that have not been lost, stolen or destroyed, to the Exchange Agent at the address shown on page 1 of the Letter of Transmittal.

     Once the Notice is received by the Exchange Agent, the Exchange Agent will send you an affidavit of loss and indemnity agreement, along with instructions for replacing the lost certificate(s). In order to replace the lost certificate(s) and receive the Merger Consideration, you will be required to pay for an indemnity bond covering the lost certificate(s). The cost of this bond will be based on the value of the shares of Dundee Common Stock represented by the lost certificates. THE EXCHANGE AGENT IS NOT AUTHORIZED TO PAY YOU ANY MERGER CONSIDERATION UNTIL YOU HAVE COMPLETED THE PROCEDURE FOR REPLACING LOST CERTIFICATE(S) AND HAVE PAID FOR THE INDEMNITY BOND.

     If you are able to locate your certificates and send them to the Exchange Agent prior to paying for the indemnity bond, you will not be required to pay for the indemnity bond.

     If you have any questions, contact the Exchange Agent at (800) 633-4236.

                      NOTICE OF LOST STOCK CERTIFICATE(S)

            , 1995
DATE

TO:  Wachovia Bank of North Carolina, N.A.
     Corporate Trust Department

ATTN:  [            ]
Dear  [       ]:

     Upon receipt of this Notice of Lost Stock Certificate(s) ("Notice"), please have a stop transfer order placed on my certificate(s) specified below and assist me with the payment of the Merger Consideration described in the Proxy Statement and Prospectus in exchange for these certificate(s). (PLEASE PRINT OR TYPE ALL INFORMATION.)

- ------------------------------------------------------------
SHAREHOLDER NAME

- ------------------------------------------------------------
SOCIAL SECURITY OR TIN NUMBER

- --------------------------------------------------------------------------------
STREET                 CITY                STATE                ZIP CODE
     DESCRIPTION OF LOST CERTIFICATES (ATTACH ADDITIONAL SHEETS IF NECESSARY):

CERTIFICATE     NUMBER OF
   NUMBER         SHARES         DATE ISSUED            NATURE OF LOSS (LOST, STOLEN, DESTROYED, ETC.)
- ------------    ----------    ------------------    -------------------------------------------------------
- ------------    ----------    ------------------    -------------------------------------------------------
- ------------    ----------    ------------------    -------------------------------------------------------
- ------------    ----------    ------------------    -------------------------------------------------------

     I understand that upon receipt of this Notice, Wachovia Bank of North Carolina, N.A., as the Exchange Agent, will place (or if prior to the Merger will ask Dundee to place) a stop transfer order on the above described certificate(s) and forward an indemnity agreement and bond application to me for obtaining the Merger Consideration described in the Proxy Statement and Prospectus in exchange for these certificate(s). If I should locate the above described certificate(s), I will immediately notify Wachovia in writing to release the stop transfer order. If I should locate the certificates after I have returned my indemnity agreement to Wachovia, I will send the stock certificate(s) to Wachovia for cancellation.

- ---------------------------------------------------
SHAREHOLDER SIGNATURE

                     INSTRUCTIONS FOR LETTER OF TRANSMITTAL

     Accompanying this Form is a Proxy Statement and Prospectus that describes a proposed acquisition of Dundee Mills, Incorporated ("Dundee") by Springs Industries, Inc. ("Springs"). In connection with the proposed Merger of Dundee with a wholly-owned subsidiary of Springs, each Dundee shareholder has the right to choose, subject to certain limitations, whether to receive cash or shares of Springs Class A Common Stock, $.25 par value ("Springs Class A Stock"), or a combination of cash and Springs Class A Stock, in exchange for his or her shares of Dundee Common Stock, $25.00 par value ("Dundee Common Stock"). Please refer to the Proxy Statement and Prospectus for information about the Merger and the choices between cash, Springs Class A Stock or a combination of both.

     IF YOU WANT TO BE SURE TO RECEIVE CASH FOR SOME OR (SUBJECT TO CERTAIN LIMITS) ALL OF YOUR SHARES OF DUNDEE COMMON STOCK, YOU MUST COMPLETE THE "CASH ELECTION FORM" CONTAINED IN THIS FORM CAREFULLY AND SEND THIS COMPLETED LETTER OF TRANSMITTAL, WITH YOUR STOCK CERTIFICATES FOR ALL OF YOUR SHARES OF DUNDEE COMMON STOCK, TO THE EXCHANGE AGENT DESCRIBED BELOW IN TIME TO BE RECEIVED BY
THE CLOSE OF BUSINESS ON                  , 1995.

     IF YOU DO NOT WANT TO RECEIVE CASH, YOU SHOULD NOT COMPLETE THE CASH ELECTION FORM AND YOU SHOULD SEND THIS COMPLETED LETTER OF TRANSMITTAL, LEAVING THE CASH ELECTION FORM BLANK, WITH YOUR STOCK CERTIFICATES FOR SHARES OF DUNDEE COMMON STOCK, TO THE EXCHANGE AGENT. IT IS NOT NECESSARY TO RETURN THIS LETTER
OF TRANSMITTAL WITH YOUR STOCK CERTIFICATES BY                  , 1995 IF NO
CASH ELECTION IS BEING MADE, ALTHOUGH IT IS ACCEPTABLE TO DO SO.

     PLEASE DO NOT SEND THIS LETTER OF TRANSMITTAL TO DUNDEE; IT MUST BE SENT TO THE EXCHANGE AGENT.

     Sending in your stock certificates now will not limit your right to vote your shares of Dundee Common Stock. If the Merger is not approved by the shareholders or is not completed for any other reason, your stock certificates will be returned to you.

     Please read the following Instructions carefully before completing this Letter of Transmittal ("Letter of Transmittal").

                   CASH ELECTION AND NON-CASH ELECTION SHARES

A. SPECIAL CONDITIONS FOR CASH ELECTIONS

  1. Deadline for Cash Election

     To be effective, this Letter of Transmittal (or a photocopy of it), containing a completed Cash Election Form, and all of your stock certificate(s) representing shares of Dundee Common Stock must be received by Wachovia Bank of North Carolina, N.A. (the "Exchange Agent") no later than the close of business
on                  , 1995 (the "Cash Election Deadline"). PERSONS WHOSE
CERTIFICATES AND LETTERS OF TRANSMITTAL ARE NOT SO RECEIVED WILL NOT BE ENTITLED TO MAKE A CASH ELECTION.

  2. Revocation

     You may revoke a Cash Election or revoke any other instruction in your Letter of Transmittal only by written notice to the Exchange Agent. Such written notice must be received by the Exchange Agent prior to the close of business on the Cash Election Deadline. If a Cash Election is revoked or other instructions in your Letter of Transmittal are revoked before the Cash Election Deadline, the certificate(s) for your shares of Dundee Common Stock will be promptly returned to you, and you will then be required to resubmit them with another Letter of Transmittal which will be sent to you with your Dundee stock certificates.

     Record holders of shares of Dundee Common Stock on deposit with the Exchange Agent will remain shareholders of record of Dundee with respect to such shares until the effective time of the Merger (the "Effective Time").

  3. Termination of Right to Elect.

     All Cash Elections and other instructions in the Letter of Transmittal will be void and of no effect if the Merger is not consummated. If the Merger Agreement is terminated, the Dundee stock certificates submitted to the Exchange Agent will be promptly returned.

B. SHARES AS TO WHICH CASH ELECTION IS MADE

     You may elect to receive cash with respect to all or a portion of your shares of Dundee Common Stock by checking the appropriate box on the Cash Election Form contained in the Letter of Transmittal. If you make a Cash Election as to less than all of your shares, you should also identify, by certificate number, the stock certificate(s) representing shares covered by your Cash Election. Depending on your tax basis in these shares, the certificate(s) you select may affect the amount of your taxable gain. You should consult your tax advisor if you hold more than one certificate representing shares of Dundee Common Stock and you are uncertain which certificate(s) should represent Cash Election shares. NO CASH ELECTION WILL BE DEEMED TO HAVE BEEN MADE FOR ANY OF THE SHARES OF DUNDEE COMMON STOCK YOU SUBMIT WITH THE LETTER

                                       (i)

OF TRANSMITTAL UNLESS YOU CLEARLY INDICATE THE CASH ELECTION COVERS A SPECIFIC PORTION OR ALL OF YOUR SHARES. The Dundee shares for which a Cash Election is not made will be treated as provided below in Instruction D.

C. PRORATION

     The number of shares of Dundee Common Stock as to which Cash Elections will be accepted is limited to 23,363 shares less the total number of shares of Dundee Common Stock as to which the holders thereof shall have exercised dissenters' rights pursuant to the Georgia Business Corporation Code (the "GBCC") (the "Maximum Number of Cash Election Shares").

     If Cash Elections are submitted for more than the Maximum Number of Cash Election Shares, the Exchange Agent shall eliminate from the number of shares subject to Cash Elections (pro rata as nearly as practicable as to each holder of ten or more shares for which Cash Elections have been made) the number of shares necessary to reduce the number of shares subject to Cash Elections to the Maximum Number of Cash Election Shares (or the most practicable number thereof immediately below such number). The shares for which the Cash Elections are accepted will be treated as "Cash Election Shares" and all other shares of Dundee Common Stock (including those for which Cash Elections are rejected or are not properly submitted) will be treated as "Non-Cash Election Shares."

D. MERGER CONSIDERATION FOR NON-CASH ELECTION SHARES

     The maximum number of shares of Springs Class A Stock into which shares of Dundee Common Stock will be converted in the Merger will be 3,000,000 shares. If Dundee shareholders not making Cash Elections or exercising dissenters' rights would otherwise be entitled to receive a total of more than 3,000,000 shares of Springs Class A Stock, a number of shares of Dundee Common Stock (pro rata as nearly as practicable as to each holder of ten or more shares) will be treated as having been subject to Cash Elections, as necessary to reduce the number of shares of Springs Class A Stock issued to 3,000,000.

E. EXCHANGE OF CERTIFICATES FOR NON-CASH ELECTION SHARES

     Certificates representing Non-Cash Election Shares should be submitted to the Exchange Agent with the attached Letter of Transmittal. If no Cash Election is being made, the Cash Election Form contained in the Letter of Transmittal should be left blank. Dundee shareholders who do not complete the Cash Election Form will be deemed not to have made any Cash Election. It is not necessary to return the completed Letter of Transmittal with your stock certificates for
shares of Dundee Common Stock by                  , 1995 if you are not making a
Cash Election, although it is acceptable to do so.

F. NO FRACTIONAL SHARES OF SPRINGS CLASS A STOCK

     No fractional shares of Springs Class A Stock will be issued. Each holder of Dundee Common Stock who would otherwise be entitled to a fractional share of Springs Class A Stock as part of the Merger Consideration will, upon surrender of such holder's Dundee stock certificate, receive from Springs a cash payment (without interest) equal to the fractional share to which such holder would otherwise be entitled multiplied by the price of Springs Class A Stock used in computing the Merger Consideration.

                                      (ii)

                              GENERAL INSTRUCTIONS

1. General

     The Letter of Transmittal or a photocopy of it should be properly filled in, dated and signed, and should be delivered (together with all of your stock certificates representing shares of Dundee Common Stock) to the Exchange Agent at the appropriate address set forth in the Letter of Transmittal. THE METHOD OF DELIVERY OF ALL DOCUMENTS TO THE EXCHANGE AGENT IS AT YOUR OPTION AND RISK, BUT IF SENT BY MAIL, CERTIFIED OR REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. THESE DOCUMENTS MUST BE SENT DIRECTLY TO THE EXCHANGE AGENT AND NOT TO DUNDEE.

2. Signatures

     The signature (or signatures, in the case of certificates owned by two or more joint holders) on the Letter of Transmittal must correspond exactly to the name as written on the face of the stock certificate(s) sent to the Exchange Agent, unless the shares of Dundee Common Stock have been transferred by the registered holder. (If there has been any such transfer, the signatures on this Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the accompanying stock powers attached to or endorsed on the certificate(s)). (See General Instruction 4 below.) If there is insufficient space to list all of your stock certificates being submitted to the Exchange Agent or to respond to any other information, please use Attachment A or Attachment B (if applicable) or attach a separate sheet.

     If shares of Dundee Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit a separate Letter of Transmittal for each different registration of certificates. For example, if some certificates are registered solely in your name, some are registered solely in your spouse's name and some are registered jointly in the name of you and your spouse, three separate Letters of Transmittal should be submitted.

3. Checks and/or Certificates in Same Name

     If checks in payment of any cash merger consideration and/or any new stock certificates (representing shares of Springs Class A Stock) are to be payable to the order of and registered in exactly the same name as inscribed on the surrendered certificate(s) (representing Dundee Common Stock), you will not be required to endorse the old certificates or make payment for transfer taxes or have your signature guaranteed. For corrections in name or changes in name not involving changes in ownership, see General Instruction 4(d).

4. Checks and/or Certificates in Different Names

     (IGNORE THIS INSTRUCTION 4 IF THE FIRST SENTENCE OF INSTRUCTION 3 APPLIES.)

     If checks in payment of any cash merger consideration and/or any new stock certificates (representing shares of Springs Class A Stock) are to be payable to the order of and registered in a different name from exactly the registered name inscribed on the surrendered certificate(s), please follow these instructions:

          (a) Endorsement and Guarantee. The certificate(s) surrendered must be properly endorsed or accompanied by appropriate stock power(s) properly executed by the record holder of such certificate(s) to the person who is to receive the check or certificate. The signature of the record holder on the endorsement(s) or stock power(s) must correspond with the name that appears on the face of the certificate(s) in every particular and must be guaranteed by a financial institution or brokerage firm having membership in good standing in a recognized guarantee program (Securities Transfer Agent Medallion Program, New York Stock Exchange Medallion Signature Program or Stock Exchange Medallion Program (a "Qualified Guarantor")). If this General Instruction 4 applies, please check with your financial institution or brokerage firm right away to determine whether it is a Qualified Guarantor or will need to help you locate a Qualified Guarantor. No guarantee will be accepted if the aggregate value of the Dundee shares subject to the signature guarantee exceeds the limit authorized for the Qualified Guarantor. Notaries Public cannot execute acceptable guarantees of signatures.

          (b) Transferee's Signature. If a certificate has previously been properly transferred but the transfer has not yet been recorded on the books of Dundee, the Letter of Transmittal must be signed by the transferee or by his agent and should not be signed by the transferor. The signature of such transferee or agent on the Letter of Transmittal must be guaranteed by a Qualified Guarantor as defined in General Instruction 4(a).

          (c) Transfer Taxes. In the event that any transfer or other tax becomes payable by reason of the issuance of a check in payment of any cash merger consideration and/or the issuance of any stock certificates for Springs Class A Stock in any name other than that of the record holder, the transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid.

          (d) Correction of or Change in Name. For a correction in name, the surrendered certificate(s) should be appropriately endorsed, for example, "James E. Brown, incorrectly inscribed as James S. Brown," with the signature guaranteed by a Qualified Guarantor as defined in General Instruction 4(a). For a change in name by marriage, etc., the surrendered certificate(s) should be appropriately endorsed, for example, "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed by a Qualified Guarantor as defined in General Instruction 4(a).

                                      (iii)

5. Supporting Evidence

     If the Letter of Transmittal, certificate, endorsement or stock power is executed by an agent, trustee, executor, administrator, guardian, attorney, or any other person acting in a representative or fiduciary capacity, or by an officer of a corporation on behalf of the corporation, such person should so indicate when signing and must submit with the Letter of Transmittal, surrendered certificate(s) and stock power(s), documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions when necessary) as well as evidence of the authority of the person making such execution to assign, sell or transfer the shares. Such documentary evidence of authority must be in a form satisfactory to the Exchange Agent.

6. Validity of Surrender

     A surrender of certificate(s) will not be deemed to have been made until all irregularities and defects have been cured or waived. All questions as to validity, form and eligibility of any surrender of the certificate(s) will be determined by Springs (which may delegate power in whole or in part to the Exchange Agent), and such determination will be final and binding.

7. Federal Tax Withholding

     Under federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service ("IRS") disclosing the payments being made to you as an exchanging shareholder. Federal law also requires each shareholder to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on a Substitute Form W-9 set forth in the Letter of Transmittal. If the Exchange Agent is not provided with the correct TIN, you may be subject to a $50 penalty by the IRS and payments that are made to you with respect to surrendered shares may be subject to backup withholding. If you are an individual, your TIN is your social security number. Your TIN number should be included in Part I of the substitute W-9 form provided in the Letter of Transmittal.

     If you are exempt from backup withholding, you should complete the substitute W-9 to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "EXEMPT" in the block in Part II, and sign and date the form.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments to be made to you. Backup withholding is not an additional tax. Rather, the amount of tax withheld will be applied as a credit against the tax liability of persons subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the IRS. The Exchange Agent cannot refund amounts withheld by reason of backup withholding. Certain shareholders, such as corporations, are exempt from backup withholding and should so indicate by writing "exempt" on the substitute W-9 in the Letter of Transmittal.

     To complete the form if you do not have a TIN, write "Applied for" in the space for the TIN in Part I and sign and date the form. Generally, you will then have 60 days to obtain a TIN and furnish it to the Exchange Agent. If the Exchange Agent does not receive your TIN within 60 days, backup withholding may apply.

8. Lost Stock Certificates

     If you are unable to locate your certificates representing shares of Dundee Common Stock, you should follow the "Instructions for Completing Notice of Lost Stock Certificate(s)" on Attachment C to the Letter of Transmittal.

9. Miscellaneous

     As soon as practicable after the Effective Time, the Exchange Agent will begin mailing and delivering checks and stock certificates for Springs Class A Stock in exchange for stock certificates representing shares of Dundee Common Stock that have been received by the Exchange Agent. There will be a delay, however, if General Instruction 7 applies.

     No holder of any surrendered certificate for shares of Dundee Common Stock will be entitled under any circumstances to receive any interest on cash to be received in the Merger.

     Additional copies of the Letter of Transmittal may be obtained from the Exchange Agent.

     For further information or assistance concerning the Letter of Transmittal, contact the Exchange Agent, Wachovia Bank of North Carolina, N.A., at (800) 633-4236.

                                      (iv)